WCI Communities April 29, 2015 Exhibit 99.2 First Quarter 2015 Earnings Conference Call

Disclosure Statement

This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to
Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,”
“predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning factors that could cause actual results to differ materially from those contained in the forward-
looking statements, please refer to “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K for the year ended
December 31, 2014 that was filed by the Company with the Securities and Exchange Commission on February 25, 2015 and
elsewhere therein, and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered and net debt to net capitalization.  The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the appendix to this presentation.

Loan to Value Percentage (“LTV”) – 1Q15 Deliveries
WCI Communities at a Glance
Lifestyle community developer
and luxury homebuilder
throughout Florida
Target move-up, second-home
and active adult customers
High average selling prices -
$486,000 on 1Q15 deliveries
High proportion of cash buyers –
49% of 1Q15 deliveries
Low cancellation rate – 6.8%
during 1Q15
Approximately 12,700 home
sites owned or controlled as of
March 31, 2015
Conservative balance sheet with
$145 million of cash
Complementary and value-add
Real Estate Services (“RES”)
and Amenities businesses
3
Buyer Profile with Low Reliance on Financing
Cash
48.6%
LTV > 80%
5.8%
LTV 65 - 80%
26.8%
LTV 1 - 64%
18.8%

14,628
16,087
15,712
18,701
19,911
24,811
7,418
7,294
7,692
8,260
9,750
11,083
22,046
23,381 23,404
26,961
29,661
35,894
Jan-14 Jan-15 Feb-14 Feb-15 Mar-14 Mar-15
Single-Family Resale Condo/Townhouse Resale
0
50,000
100,000
150,000
200,000
250,000
300,000
Single-Family Multi-Family
20 Year Average
Compelling Florida Real Estate Market
Florida building permits
Second highest in the U.S. in 2014
(1)
Permits still ~70% off peak
YTD March 2015 building permits are
up 15.3% vs. prior year
Florida is a leading growth state
Six metro areas in Florida were
among the top 20 fastest growing in
the U.S.
(1)
Job growth rate of 3.7%; higher than
national average of 2.3%
(2)
Florida consumer sentiment at its
highest point in 10 years as of March
2015
(3)
2015 resale statistics
(4)
1Q15 closings up 14.8% over 1Q14
40
th
consecutive month median sales
prices increased year-over-year
4
(1) U.S. Census Bureau
(2) Florida Department of Economic Opportunity; April 17, 2015
(3) University of Florida; Bureau of Economic and Business Research; published March 27, 2015
(4) Florida Realtors ®
Florida Annual Permit Activity (1)
Strong Growth in Florida Resale Closings in 1Q15 (4)

19
79
117
138
2012 2013 2014 2015
114
140
205
316
2012 2013 2014 2015
Homebuilding – 1Q15 Highlights
Revenues from homes delivered up
39.6% to $67.0 million
Deliveries up 17.9% to 138 homes
Average selling price per delivered
home of $486,000, up 18.5%
New orders up 54.1% to 316 homes
Contract value of new orders of
$140.8 million, up 39.3%
Sales mix weighted more toward
primary and active adult segment in
1Q15
Neighborhood count up 64.0%
Backlog units up 49.6% to 570 homes
Backlog contract value of $282.4
million, up 43.6%
Adjusted gross margin from homes
delivered of 30.0%
All cash buyers accounted for 49% of
1Q15 deliveries
5
First Quarter – New Orders Trend
First Quarter – Deliveries Trend
Note: All comparisons are to 1Q14

Real Estate Services – 1Q15 Highlights

RES Revenues Brokerage Transactions Brokerage ASP
Brokerage closed home sales
transactions up 15.3%
Brokerage average selling price up 8.7%
to $314,000
Title revenues increased 37.5%
Total revenues up 23.2%
Total gross margin up $1.0 million
RES Gross Margin
Note: All comparisons are to 1Q14
($ in thousands) ($ in thousands) ($ in thousands)
1,915
2,208
1Q14 1Q15
+15.3%
$289
$314
1Q14 1Q15
+8.7%
$18,463
$22,766
1Q14 1Q15
+23.2%
$(119)
$882
1Q14 1Q15

Executing on the WCI Growth Strategy
Increasing revenues driven by Homebuilding and Real Estate Services
Continued Homebuilding gross margin strength
Improved SG&A leverage by 200 basis points
77% growth in Adjusted EBITDA
7
(1) Represents adjusted gross margin from homes delivered
(2) Measured as a percentage of Homebuilding revenues
(3) Measured as a percentage of total revenues
$30.5
$48.0
$67.0
$16.4
$18.5
$22.8
$6.8
$7.3
$7.9
$53.7
$73.8
$97.7
1Q13 1Q14 1Q15
HB RES AM
33.9%
30.1% 30.0%
1Q13 1Q14 1Q15
$3.7
$5.7
$10.0
6.9%
7.7%
10.3%
1Q13 1Q14 1Q15
Revenues
($ in millions)
Adjusted EBITDA
(3)
SG&A %
(2)
Adjusted GM %
(1)
($ in millions)
24.9%
19.8%
18.1%
5.2%
1.7%
1.4%
30.1%
21.5%
19.5%
1Q13 1Q14 1Q15
Stock-based compensation expense

Land Portfolio Positioned for Growth
High quality land positions in
land-constrained markets
Land portfolio totals
approximately 12,700 owned or
controlled home sites; up 46%
from 1Q14
67% owned / 33% optioned
Experienced team with extensive
land entitlement and
development experience
Actively pursuing additional land
acquisition opportunities
throughout Florida
8
Owned or Controlled Home Sites
7,735
8,536
957
4,143
8,692
12,679
1Q14 1Q15
Owned Optioned

Selected Operating Results

$ in thousands, except per share amounts
2015 2014 Variance %
Homebuilding revenues 67,047 $            47,995 $            39.6%
Real estate services revenues 22,766               18,463               23.2%
Amenities revenues 7,889                 7,322                 8.2%
Total revenues 97,702               73,780               32.4%
Total gross margin 20,128               13,834               45.5%
Income tax expense 916                      1,660                 -44.8%
Net income attributable to common shareholders 5,652 $              1,480 $              280.0%
Earnings per share - diluted 0.21 $                0.06 $                250.0%
SG&A expenses as a percent of Homebuilding revenues 19.5% 21.5% -200 bps
Adjusted gross margin percentage 30.0% 30.1% -10 bps
Adjusted EBITDA 10,032 $            5,658 $              77.3%
Adjusted EBITDA percentage 10.3% 7.7% +260 bps
Homes delivered 138                      117                      17.9%
Average selling price per home delivered 486 $                 410 $                 18.5%
New orders 316                      205                      54.1%
Average selling price per new order 446 $                 493 $                 -9.5%
Backlog units 570                      381                      49.6%
Average selling price in backlog 496 $                 516 $                 -3.9%
Three Months Ended March 31,

Conservative Balance Sheet
Balance sheet positioned to
execute the growth strategy
Undrawn $75 million revolving
credit facility
Invested $23 million in 1Q15
on land and land development
Completed secondary offering
of 3.7 million shares in April
2015; no primary shares or
proceeds to the company
10
(1) Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8 million of borrowing capacity under a revolving credit facility with Stonegate Bank
(2) Debt to capital is computed by dividing the carrying value of our total debt, as reported on our consolidated balance sheets, by total capital
(3) Net debt represents total debt, excluding premium, less cash and cash equivalents; net capitalization represents net debt plus total equity
$ in thousands
Cash and cash equivalents 144,556 $                       174,756 $
Real estate inventories 499,353                          449,249
Total debt 251,143                          251,179
Total equity 441,311                          434,443
Total capital 692,454                          685,622
Available liquidity
(1)
227,556                          257,756
Debt to capital
(2)
36.3% 36.6%
Net debt to net capitalization
(3)
19.3% 14.8%
(Cash + inventories)  / total debt 2.56                                 2.48
March 31, 2015 December 31, 2014

Key Takeaways
Florida real estate market remains strong
Fully integrated Florida luxury homebuilder and
community developer
Executing the strategy
Focus on move-up, second-home and active adult
customer segments
Differentiate via extensive amenity offerings
Operational discipline
Positioned for continued growth
Growing new orders and deliveries
Increasing active selling neighborhood count
Growing revenues and Adjusted EBITDA
Complementary Real Estate Services and Amenities
businesses
Actively pursuing land acquisition opportunities
Conservative balance sheet with liquidity and flexibility
for growth
Experienced and talented team

Appendix

Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this presentation relating to adjusted gross margin from homes delivered, EBITDA, Adjusted EBITDA (both terms defined below) and net debt to net capitalization.
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered.  Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions.  We believe that adjusted gross margin from homes delivered is relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period.  This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable
GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, they may calculate this measure differently than we do and, therefore, it may not be comparable. We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The table below reconciles adjusted gross margin from homes delivered to the most directly comparable GAAP financial measure,
Homebuilding gross margin, for the periods presented herein.
13
2015 2014
Homebuilding gross margin 18,499 $           13,447 $
Less: gross margin from land and home sites -                           -
Gross margin from homes delivered 18,499              13,447
Add: capitalized interest in cost of sales 1,624                 985
Adjusted gross margin from homes delivered 20,123 $           14,432 $
Gross margin from homes delivered as a percentage
   of revenues from homes delivered 27.6% 28.0%
Adjusted gross margin from homes delivered as a
   percentage of revenues from homes delivered 30.0% 30.1%
($ in thousands)
Three Months Ended March 31,

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA
Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income
(loss) from discontinued operations, other income, stock-based compensation expense, asset impairments and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to shareholders, investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business.  We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effects of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments).  Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business.  Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance.  Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items.  Our
EBITDA-based measures have limitations as analytical tools and, therefore, shareholders, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP. Some such limitations are:
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest that is necessary to service our debt; and
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by (used in)
operating activities as measures of liquidity.  Shareholders, investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 that we plan to file with the Securities and Exchange Commission on or before May 1, 2015.

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA (continued)

(1) Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
(2) Represents the expense recorded in the Company’s unaudited consolidated statements of operations related to its stock-based compensation plans.
2015 2014
Net income attributable to common
  shareholders of WCI Communities, Inc. 5,652 $             1,480 $
Interest expense 260                     498
Capitalized interest in cost of sales (1) 1,624                 985
Income taxes 916                     1,660
Depreciation 709                     588
EBITDA 9,161                 5,211
Other income, net (96)                      (365)
Stock-based compensation expense (2) 967                     812
Adjusted EBITDA 10,032 $           5,658 $
Adjusted EBITDA margin 10.3% 7.7%
($ in thousands)
Three Months Ended March 31,
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss)
attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.

Reconciliation of Non-GAAP Financial Measures (continued)

(1)  Debt to capital is computed by dividing the carrying value of our Senior Notes due 2021, as reported on our consolidated balance sheets, by total capital as calculated above.  The Senior Notes due 2021 were our only outstanding debt as of March 31, 2015 and December 31, 2014.
(2)  Net debt to net capitalization is computed by dividing net debt by net capitalization.
Net Debt to Net Capitalization
We believe that net debt to net capitalization provides useful information to shareholders, investors and other interested parties regarding our financial position and cash and debt management.  It is also a relevant financial measure for understanding the leverage employed in our operations and as an indicator of our ability to obtain future financing.
We believe that by deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position.  Furthermore, we believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we believe that a debt ratio net of cash, such as net debt to net capitalization, provides supplemental information by which our financial position may be considered. Shareholders, investors and other interested parties may also find this information to be helpful when comparing our leverage to the leverage of our competitors that present similar information.
The table below presents the computations of our net debt to net capitalization and reconciles such amounts to the most directly comparable GAAP financial measure, debt to capital.
March 31, December 31,
2015 2014
Senior Notes due 2021 251,143 $                    251,179 $
Total equity 441,311 434,443
Total capital 692,454 $                    685,622 $
Debt to capital (1) 36.3% 36.6%
Senior Notes due 2021 251,143 $                    251,179 $
Less: unamortized premium 1,143 1,179
Principal amount of Senior Notes due 2021 250,000 250,000
Less: cash and cash equivalents 144,556 174,756
Net debt 105,444 75,244
Total equity 441,311 434,443
Net capitalization 546,755 $                    509,687 $
Net debt to net capitalization (2) 19.3% 14.8%
($ in thousands)